EXHIBIT-99.1

FOR IMMEDIATE RELEASE

CareMax, Inc. Appoints Beatriz Assapimonwait to Board of Directors

MIAMI, FL (Sept. 20, 2021) – CareMax, Inc. (“CareMax”) (NASDAQ: CMAX; CMAXW), a leading technology-enabled provider of value-based care to seniors, today announced that Beatriz Assapimonwait has been appointed as an independent member of the CareMax board of directors.

Ms. Assapimonwait brings to CareMax 38 years of Medicare managed care experience, including a decade of experience as a leader in the Medicare markets in South Florida, North Florida, and Puerto Rico. Most recently, Ms. Assapimonwait served as the Regional President for Humana South Florida where she was responsible for developing market strategies and leading market operations. Before that, Ms. Assapimonwait was CEO of Family Physicians of Winter Park, an MSO serving over 40,000 patients at 22 offices, and has held senior positions at Aetna and InnovaCare Health Solutions.

“We are excited to welcome Ms. Assapimonwait to CareMax as a member of our board,” said Carlos de Solo, CEO of CareMax. “She brings a valuable perspective to this role given her rich and diverse background, including extensive managed care expertise with a track record of success in healthcare operations, finance, contracting, legislative and regulatory implementation, and sales and marketing.”

“CareMax is recognized as a trusted provider of value-based healthcare that delivers proven results,” said Ms. Assapimonwait. “I look forward to supporting the Company’s mission to optimize patient outcomes, broaden access to quality whole person healthcare, and reduce unnecessary costs.”

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About CareMax

CareMax is a technology-enabled care platform providing value-based care and chronic disease management to seniors. CareMax operates medical centers that offer a comprehensive suite of healthcare and social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States. Learn more at www.caremax.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,”

“should,” “target,” or “will,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of COVID-19 or any variant thereof on the Company’s business and results of operation; the availability of sites for medical facilities and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company’s services; the Company’s ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company’s business, in particular with respect to Medicare Advantage and Medicaid; the Company’s ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company or any other party’s ability to fulfill contractual obligations; and the Company’s ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s reports filed with the SEC. All information provided in this press release is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release.

Contacts

CareMax, Inc.
Media
Christine Bucan
(305) 542-8855
Christine@thinkbsg.com

Investor Relations
Ben Quirk
(415) 640-3715
ben.quirk@caremax.com

The Equity Group Inc.
Devin Sullivan
(212) 836-9608
dsullivan@equityny.com